UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 15, 2006


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                   1-5721                                  13-2615557
           (Commission File Number)            (IRS Employer Identification No.)

       315 PARK AVENUE SOUTH, NEW YORK, NEW YORK            10010
       (Address of Principal Executive Offices)           (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.     Completion of Acquisition or Disposition of Assets.

           On February 15, 2006, Square 711 Developer, LLC, a subsidiary of Leucadia National Corporation (the "Company"), closed on the sale of its interest in 8 acres of unimproved land in Washington, D.C. to Walton Newco Acquisition Holdings, LLC (formerly Walton Acquisition Holdings V, L.L.C.), for aggregate cash consideration of approximately $121,900,000. After satisfaction of mortgage indebtedness on the property of $32,000,000 and other closing payments, the Company received net cash proceeds of approximately $75,700,000, and expects to record a pre-tax gain from discontinued operations of approximately $48,900,000.








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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 16, 2006

                                        LEUCADIA NATIONAL CORPORATION


                                         /s/ Joseph A. Orlando
                                        ----------------------------------------
                                        Name:    Joseph A. Orlando
                                        Title:   Vice President










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